PROMISSORY NOTE



$240,000.00                                      December 1, 2003
                                             Louisville, Kentucky

     FOR VALUE RECEIVED, the undersigned, MASTEL PRECISION HEALTH INFORMATION SERVICES, INC., a South Dakota corporation (the "Borrower"), promises to pay to the order of Marlene McCoy (the "Lender"), at such place designated in writing by the Lender, the principal sum of TWO HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($240,000.00) or so much thereof as may be outstanding from time to time, with interest on the unpaid principal balance accruing from the effective date hereof at the rate of interest and on the terms and conditions set forth in this Note.

          1.   Quarterly Payments of Principal and Interest.

               (a) The outstanding principal balance of this Note shall bear interest at an annual rate equal to five percent (5%).

               (b) Quarterly installments of principal in the amount of $30,000.00 plus interest shall be payable in arrears on the thirtieth day after every third (3rd) month, commencing on February 28, 2004, and continuing on the thirtieth day after every third (3rd) month thereafter until July November 30, 2005 (the "Maturity Date"), at which time the remaining unpaid principal balance and all accrued and unpaid interest shall become due and payable.

          2. Adjustments. The Borrower and the Lender entered into an Asset Purchase Agreement dated November ___, 2003 (the "Asset Purchase Agreement"), pursuant to which the Borrower purchased certain assets from the Lender. The parties agreed that if certain events occurred after the purchase of such assets, there would be an adjustment to the purchase price. Accordingly, if any of the events described in Section "Earn-Out Provision" of the Asset Purchase Agreement shall occur, there shall be an increase or decrease in the principal amounts of this Note in the amounts described in such Section.

          3. Application of Payments. All sums paid by the Borrower to the Lender in connection with this Note shall be applied first to accrued and unpaid interest, and the balance, if any, to principal. All amounts due under this Note shall be payable in lawful money of the United States of America.

          4. Prepayment. The Borrower may prepay from time to time or at any time all or any portion of then unpaid principal balance, together with accrued and unpaid interest, without penalty or premium.

          5. Security. This Note is secured by a Security Agreement (the "Security Agreement") dated the same date as this Note, executed by the Borrower as "Debtor", in favor of the Lender as "Secured Party", covering certain of the assets purchased pursuant to the Asset Purchase Agreement. (This Note, the Security Agreement, and any other documents or instruments evidencing or securing the Loan are referred to as the "Loan Documents.")

          6. Default. The failure of the Borrower to make a payment required under this Note within ten (10) days after it becomes due shall constitute a late payment and be subject to a late fee in the amount of five percent (5%) of the overdue payment, immediately due and owing. Failure of the borrower to make a payment required under this note within thirty (30) days shall constitute a default under this note. Upon the occurrence of a default under this Note, at the option of the holder of this Note either: : (a) all amounts then unpaid under this Note shall bear interest for the period beginning with the date of occurrence of such default at a default rate equal to ten percent (10%) payable monthly on the first day of each and every month, or (b) the holder of this Note may, at its option, declare immediately due and owing the entire principal sum of this Note together with all interest thereon, plus any other sums owing at the time of such declaration pursuant to this Note or the other Loan Documents.

          7. Waivers. The Borrower hereby waives presentment and demand for payment, notice of dishonor, notice of nonpayment, protect of any dishonor, and notice of protest, and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Borrower agrees that none of the terms or provisions of this Note may be waived, altered, modified, or amended, except as the Lender may consent thereto in writing.

          8. Successors and Assigns. Subject to the terms and conditions contained herein, the provisions of this Note shall inure to the benefit of and shall be binding upon the assigns, successors in interest, or personal representatives of the Borrower and the Lender, respectively.

          9. Costs of Collection. In the event of any failure on the part of the Borrower to repay all or any portion of this Note when the same is due, the Lender shall be entitled to recover from the Borrower all costs of collecting the same, including but not limited to reasonable attorneys' fees and other costs of suit.

          10. Severability. Every provision in this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

          11. Governing Law. This Note shall be governed by and interpreted in accordance with the laws of the State of Kentucky without reference to the State's conflict of laws provisions, and venue of any legal actions brought to enforce or to interpret the terms of this Note shall be in Jefferson County, Kentucky.

          12. Time is of the Essence. Time is of the essence of this Note.

          IN WITNESS WHEREOF, the Borrower executed this Note as of the date first written above.


                              "BORROWER":

                              OMNI MEDICAL SERVICES, INC. ,
                              a South Dakota corporation



                              By:/s/Arthur D. Lyons

                                     Arthur D. Lyons, its President




                              "GUARANTOR":

                              OMNI HOLDINGS, INC. ,
                              a South Dakota corporation



                              By:/s/Arthur D. Lyons

                                     Arthur D. Lyons, its President

                        SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (this "Agreement") is entered into as of June December 1, 2003 (the "Effective Date"), by and between OMNI MEDICALSERVICES, INC. a South Dakota corporation whose address is 2843 Samco Road,
Suite A, Rapid City, SD 57702 (the "Debtor"), and Marlene McCoy, an individual whose address is 9213 Springbrooke Circle, Louisville, KY 40241 (the "Secured Party").

                             Recitals

     A. Concurrently herewith, the Debtor is securing from the Secured Party the Secured Party's covenant not to compete with the Debtor, as described more particularly in that certain Asset Purchase Agreement between the parties dated as of June 30, 2003 (the "Asset Purchase Agreement"). The purchase price for that covenant shall be paid pursuant to a promissory note dated the same date as this Agreement (the "Note"), made by the Debtor promising to pay to the order of the Secured Party the principal amount of $240,000.00, plus interest.

     B. The Debtor wishes to secure its obligations under the Note by providing the Secured Party with a security interest in certain of the assets being purchased under the Asset Purchase Agreement, as described in this Agreement.

                           Agreement

     NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other valuable consideration, the receipt and adequacy of which are acknowledged, the parties agree as follows:

     1. Grant of Security Interest. To induce the Secured Party to accept the Note, the Debtor hereby collaterally assigns to the Secured Party (and grants to the Secured Party, pursuant to the Kentucky Uniform Commercial Code, a security interest in) any and all of the Debtor's right, title and interest, whether now existing or hereafter arising, in and to the collateral described in Schedule "1" attached hereto and incorporated herein (the "Collateral"):
During the first twelve month period, all equipment, client accounts and cash
flow generated from those accounts will be assigned as collateral.   In the
ensuing second twelve month period, only the client accounts and cash flow will be assigned, with no liens or claims to any equipment during that period.


     2. Obligations. The collateral assignment and security interest described in paragraph 1 above are granted as security for the following obligations (the "Obligations"):

          2.1 Payment to the Secured Party of all amounts payable pursuant to the Note;

          2.2  Any and all extensions or renewals of the Note;

          2.3 The repayment of all sums, including but not limited to legal expenses, that may be advanced or incurred by the Secured Party for the maintenance, protection or preservation of the Collateral, or any part thereof; and

          2.4 Any and all other expenditures that may hereafter be made by the Secured Party pursuant to the provisions of this Agreement.

     3. Further Acts. The Debtor shall execute such Financing Statements and other documents and do such other acts and things as the Secured Party may from time to time require to establish and maintain a valid, perfected security interest in the Collateral; and the Debtor shall permit the Secured Party and the Secured Party's representatives to inspect the Collateral and/or the records pertaining thereto from time to time at any reasonable time.

     4.   The Debtor's Obligations With Respect to the Collateral.

          4.1  Maintenance and Repair.  The Debtor shall keep the
Collateral in good condition and repair, and shall not use it for any unlawful purpose.

          4.2 Removal. The Debtor shall not, except in the ordinary course of business, remove nor permit to be removed any part of the Collateral from the above premises without the prior written consent of the Secured Party, which shall not be unreasonably withheld.

          4.3 Sale of Collateral. The Debtor shall not sell or offer to sell or otherwise transfer the Collateral or any interest therein without the prior written consent of the Secured Party (except that, unless the Secured Party notifies the Debtor otherwise, the Debtor may sell its inventory but only in the ordinary course of its business); nor shall the Debtor create or permit to exist any lien on or security interest in the Collateral in favor of anyone other than the Secured Party, unless the Secured Party consents thereto in writing in advance.

     5. Rights and Remedies Upon Default. If the Debtor defaults under any of the Obligations described in Section 2 above, or if the Debtor breaches any obligation, promise or warranty of the Debtor contained in this Agreement (an "Event of Default"), the Secured Party shall have the right, at its sole option, to exercise any or all of the following rights and remedies:

          5.1 To foreclose the liens and security interests created under this Security Agreement or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process;

          5.2 To sell or otherwise dispose of the Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or otherwise, and upon such terms as shall be acceptable to the Secured Party, all at the Secured Party's sole option and as the Secured Party may deem advisable in its sole discretion;

          5.3 To declare the entire unpaid principal balance of the Note, together with accrued and unpaid interest thereon, immediately due and payable;

          5.4 To retain the Collateral in satisfaction of the obligations secured hereby, with notice of such retention sent to the Debtor as required by law;

          5.5 To notify any parties obligated on any of the Collateral consisting of accounts, instruments, chattel paper, choses in action or the like to make payment to the Secured Party and to enforce collection thereof; and/or

          5.6 To exercise any and all other rights and remedies that the Secured Party may have at law or in equity, including without limitation all rights and remedies of a secured party under the Kentucky Uniform Commercial Code. The Secured Party shall have the right to enforce one or more of its remedies successively or concurrently, and such action shall neither estop nor prevent the Secured Party from pursuing any and all further remedies that it may have. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof or of any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

     6. Application of Proceeds. The proceeds of any sale of the Collateral shall be applied by the Secured Party to the extent that funds are available therefrom in the following order of priority or in any other lawful manner as determined by the Secured Party in its sole discretion:

          6.1 First, to the payment of the reasonable costs and expenses of taking possession of the Collateral and of holding, handling and selling the same, including, without limitation, (i) court costs, (ii) reasonable attorneys' and accountants' fees, (iii) costs of advertisement, and (iv) the payment of any and all taxes, liens, security interests equal or superior to the lien and security interest of this Security Agreement (except those subject to which the Collateral has been sold and without in any way implying the Secured Party's prior consent to the creation thereof);

          6.2 Second, to the payment of all accrued but unpaid interest due on the Note;

          6.3 Third, to the payment of the principal balance outstanding under the Note;

          6.4 Fourth, to the extent funds are available out of the sale proceeds and to the extent known by the Secured Party and permitted by law, to the payment of any indebtedness or obligation secured by a subordinate security interest in the Collateral or to any other parties legally entitled thereto; and

          6.5  Fifth, to the Debtor.

     7. The Secured Party's Costs and Expenses. Subject to the immediately succeeding sentence, the Debtor shall reimburse the Secured Party within three (3) business days of demand for all out-of-pocket costs and expenses (including attorneys' fees) incurred by the Secured Party in connection with the enforcement of this Security Agreement. In the event of any litigation or other dispute between the Debtor and the Secured Party in connection with this Security Agreement, the fees and expenses (including attorneys fees) of the prevailing party in such action or proceeding will be borne by the other party thereto.

     8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Kentucky. This Agreement constitutes the entire agreement between the parties relating to the subject hereof and supersedes all prior understandings between the parties relating to the subject hereof, whether written or oral. No waiver of any rights or remedies by any party to this Agreement shall constitute a waiver of any future or other right or remedy by that party. If any provision of this Agreement shall be held to be invalid, void or unenforceable, the remainder of this Agreement shall remain in full force and effect without being affected, impaired or invalidated thereby. Nothing contained in this Agreement shall constitute any party the agent or legal representative of any other party for any purpose whatsoever, nor shall this Agreement be deemed to create any form of business organization between the parties hereto. Time is of the essence of this Agreement. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the Effective Date.

"DEBTOR"                           "SECURED PARTY"

OMNI MEDICAL SERVICES, INC.
a South Dakota corporation


By: /S/Arthur D. Lyons                    /s/Marlene McCoy

Name: Arthur D. Lyons                   Marlene McCoy
Title: CEO

              BILL OF SALE AND ASSUMPTION AGREEMENT


          THIS BILL OF SALE AND ASSUMPTION AGREEMENT (this "Bill of Sale") is made and effective as of the close of business November 30, 2003, by and among MCCOY BUSINESS SERVICES, INC., a Kentucky corporation (the "Seller"), and OMNI MEDICAL SERVICES, INC. , a South Dakota corporation (the "Buyer").

          WHEREAS, the Seller is the owner of certain assets, more particularly described on Schedule 1 attached hereto (the "Assets").

          WHEREAS, the Seller has entered into certain contracts, more particularly described on Schedule 2 attached hereto (collectively, the "Assumed Contracts").

          WHEREAS, the Buyer and the Seller have entered into an Asset Purchase Agreement (the "Purchase Agreement") dated as of June 30, 2003, pursuant to which the Seller agreed to sell to the Buyer and the Buyer agreed to buy from the Seller the Assets, and pursuant to which the Seller agreed to assume the Assumed Contracts;

          NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

          1. Assignment. The Seller does hereby unconditionally, absolutely, and irrevocably grant, bargain, sell, transfer, assign, convey, set over and deliver unto the Buyer all of the Assets.

          2. The Seller's Representations and Warranties. The Seller represents and warrants that as of the date hereof, the Seller is the owner of the Assets, and that upon the transfer of the Assets to the Buyer pursuant to this Bill of Sale, the Buyer will acquire the entire right, title and interest in and to the Assets, free and clear of any liens, encumbrances, security interests, liabilities, assessments, pending assessments, agreements, leases, judgments, claims, rights, restrictions or other matters.

          3. Assumption. The Buyer hereby assumes and agrees either to pay or otherwise satisfy the Assumed Contracts and the Seller shall hereafter have no further obligations with respect to the Assumed Contracts. The Buyer shall indemnify and hold the Seller harmless from and against any and all assumed obligations under from the Assumed Contracts to the extent such obligations arise after the date hereof.

          4. Counterparts. This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument.

          5. Governing Law. This Bill of Sale shall be construed and enforced in accordance with the laws of the State of Kentucky.

          IN WITNESS WHEREOF, the parties have duly executed this Bill of Sale as of the day first above written.

     BUYER:                   OMNI MEDICAL SERVICES, INC.
                              a South Dakota corporation



                              By:/S/Arthur D. Lyons

                                     Arthur D. Lyons, President


     SELLER:                  MCCOY BUSINESS SERVICES, INC.,
                              a Kentucky corporation



                              By:/s/Marlene McCoy
                              Name: Marlene McCoy
               Title: President

Items to be Attached to this Bill of Sale:

Schedule 1:  List of Assets
Schedule 2:  List of Assumed Contracts

                    COVENANT NOT TO COMPETE

     The undersigned, Marlene McCoy, hereby agrees for the benefit of OMNI MEDICAL SERVICES, INC. (the "Buyer") as follows:

     WHEREAS, concurrently with the execution of this Covenant, the Buyer is purchasing from MCCOY BUSINESS SERVICES, INC. (the "Seller"), certain assets in connection with the Seller's medical transcription business, pursuant to an Asset Purchase Agreement dated June 30, 2003 (the "Asset Purchase Agreement"); and

     WHEREAS, the undersigned agrees that she has received adequate compensation for this Covenant, because the undersigned derived great benefit from the purchase price paid by the Buyer for the assets; and

     WHEREAS, the undersigned acknowledges that the Buyer would not have purchased the assets without receiving the benefit of this Covenant;

     NOW, THEREFORE, the undersigned agrees that for a period of three (3) years after the date set forth below, she shall not engage in any "Competitive Activities" (as defined below) with the Buyer. This Covenant shall become void and of no further effect if the Buyer fails to fulfill all of its obligations under the "Promissory Note" (as defined in the Asset Purchase Agreement), or if the Buyer decides for any reason not to continue operating the business being acquired under the Asset Purchase Agreement. "Competitive Activities" means any participation in, assistance of, employment by, ownership of any interest in, acceptance of business from, engagement in business with or assistance, promotion or organization of business organization, entity or enterprise which, directly or indirectly, is engaged in, or hereinafter engages in, the operation of a medical transcription business in the United States that directly or indirectly competes for the accounts and clients being transferred to the Buyer under the Asset Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Covenant as of the date shown below.

Dated:    December 1, 2003
                                   /s/Marlene McCoy
                                   MARLENE MCCOY